United States

Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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First Savings Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 10, 2019

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Savings Financial Group, Inc. (the “Company”). The meeting will be held at the First Savings Bank Center located at 702 North Shore Drive, Jeffersonville, Indiana, on Tuesday, February 19, 2019, at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

FIRST SAVINGS FINANCIAL GROUP, INC.

501 East Lewis & Clark Parkway

Clarksville, IN 47129

(812) 283-0724

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Tuesday, February 19, 2019.

PLACE	First Savings Bank Center
702 North Shore Drive
Jeffersonville, Indiana

ITEMS OF BUSINESS	(1)	To elect four directors to serve for a term of three years.

	(2)	To ratify the appointment of Monroe Shine & Co., Inc. to serve as the independent registered public accounting firm for the fiscal year ending September 30, 2019.

	(3)	To approve an advisory (non-binding) resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.

	(4)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on December 31, 2018.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke your proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana
January 10, 2019

FIRST SAVINGS FINANCIAL GROUP, INC.

Proxy Statement

FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Savings Financial Group, Inc. (the “Board”) for the 2019 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to First Savings Financial Group as the “Company,” “we,” “our” or “us.”

First Savings Financial Group is the holding company for First Savings Bank. In this proxy statement, we may also refer to First Savings Bank as the “Bank.”

We are holding the 2019 annual meeting of shareholders at the First Savings Bank Center located at 702 North Shore Drive, Jeffersonville, Indiana, on Tuesday, February 19, 2019 at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about January 10, 2019.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on FEBRUARY 19, 2019

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.proxyvote.com.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock that you owned as of December 31, 2018. As of the close of business on that date, 2,304,310 shares of Company common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, more than 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares that exceed the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of the Company in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Savings Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the First Savings Bank Profit Sharing/401(k) Plan (the “401(k) Plan”).

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. See the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker. If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the ESOP or the 401(k) Plan, see “ESOP and 401(k) Plan Participant Voting” for voting information.

Quorum and Voting

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. Shareholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting, meaning that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is four.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. to serve as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Monroe Shine & Co., Inc., the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

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In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal. Similarly, abstentions and broker non-votes will have no effect on the outcome of the non-binding vote to approve the compensation of the named executive officers.

Effect of Not Casting Your Vote

If you hold your shares in street name, you must cast your vote if you want it to count in the election of directors (Item 1) and in the non-binding advisory vote to approve the compensation of the named executive officers (Item 3). Current regulations prohibit your bank or broker from voting your uninstructed shares in the election of directors and on certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote on Items 1 and 3, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker, however, has the discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2).

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board. The Board unanimously recommends that you vote:

•	“FOR” all of the nominees for director;

•	“FOR” the ratification of the appointment of Monroe Shine & Co., Inc. to serve as the independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the original date of the annual meeting and you have not revoked your proxy. We do not currently know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on Monday, February 18, 2019.

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ESOP and 401(k) Plan Participant Voting

If you participate in the ESOP or invest in Company common stock through the 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. You may submit your voting instruction cards, or convey your voting instructions via the Internet, by telephone or by mail. Specific instructions for Internet or telephone submission are set forth on the voting instruction cards. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee generally votes all unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the ESOP trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan a participant may direct the trustee how to vote the shares of Company common stock credited to the Participant under the plan. The Company will direct the 401(k) Plan trustee how to vote the shares of Company common stock for which timely voting instructions are not received. The deadline for returning your voting instruction cards is Tuesday, February 12, 2019.

Revoking Your Proxy

Whether you vote or direct your vote by mail, telephone or via the Internet, if you are a registered shareholder or a participant in the ESOP and/or the 401(k) Plan, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Company’s Corporate Secretary;

•	submitting a properly signed proxy card or voting instruction card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for registered shareholders and participants in the ESOP and/or the 401(k) Plan; or

•	voting in person at the Annual Meeting (except for shares held in the ESOP and/or the 401(k) Plan).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

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CORPORATE GOVERNANCE

Director Independence

The Board currently consists of eleven members, all of whom are considered independent under the listing requirements of the NASDAQ Stock Market except for Larry W. Myers, John P. Lawson, Jr. and Samuel E. Eckart. Messrs. Myers and Lawson are not considered independent because they are employed as executive officers of both the Company and the Bank. Mr. Eckart is not considered independent because he was employed as an executive officer of both the Company and the Bank during the past three years. In determining the independence of directors, the Board considered the various deposit, loan and other relationships that each director and director nominee has with the Bank, including loans and lines of credit outstanding to Pamela Bennett-Martin and L. Chris Fordyce, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons”, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on his increasing responsibilities of managing the Company, enhancing shareholder value, and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, John E. Colin serves as Chairman of the Board and Michael F. Ludden serve as Vice-Chairman of the Board. Messrs. Colin and Ludden are considered independent directors under the listing requirements of the NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces numerous risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board (as a whole) and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, both the Chairman and Vice-Chairman of the Board meet regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. Both the Chairman and Vice-Chairman of the Board and the other independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board’s interaction with management and third parties; and the evaluation of the performance of the Board and of the President and Chief Executive Officer.

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Board Committees

The following table identifies the Board’s standing committees and their members as of September 30, 2018. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charter of each committee is available at the Investor Relations section of the Bank’s website (www.fsbbank.net).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Cecile A. Blau			Chair
John E. Colin	X*	X	X
Frank N. Czeschin	X	X
Samuel E. Eckart
L. Chris Fordyce			X
John P. Lawson, Jr.
Michael F. Ludden	X	X	X
Pamela Bennett-Martin		Chair
Larry W. Myers
Martin A. Padgett	X
Douglas A. York	Chair
Number of meetings in fiscal 2018	5	6	2

*       Non-voting member.

Audit Committee

The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board has designated Douglas A. York, CPA and Martin A. Padgett as “audit committee financial experts” under the rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s executive management, and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity-based incentive plans, long-term incentive plans, various employee benefit matters, and director compensation. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board. The Committee also assists the Board and executive management in evaluating potential candidates for select executive positions.

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Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board; recommending to the Board the director nominees for the next annual meeting; implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; leading the Board in its annual review of the Board’s performance; and recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If a candidate is deemed eligible for election to the Board, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the Company and Bank;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence, as is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	investment in equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director delivers to the Board; and independence.

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Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board is as follows:

For purposes of identifying nominees for the Board, the Nominating/Corporate Governance Committee relies on personal contacts of its committee members and other members of the Board, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s records; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

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For a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended September 30, 2018, the Board held 10 meetings and the Board of the Directors of the Bank held 14 meetings. No director attended fewer than 75% of the total meetings of the Board or the Board of the Directors of the Bank and the respective committees on which such director served during fiscal 2018.

Director Attendance at Annual Meeting of Shareholders

The Board encourages each director to attend the Company’s annual meeting of shareholders. All directors attended last year’s annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available on the Investor Relations section of the Bank’s website (www.fsbbank.net).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, which include matters related to the conduct of the audit of the Company’s consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with GAAP, that the audit of the Company’s consolidated financial statements has been carried out in accordance with GAAP or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

Audit Committee of the Board

of

First Savings Financial Group, Inc.

Douglas A. York, Chairman

Frank N. Czeschin

Michael F. Ludden

Martin A. Padgett

John E. Colin (non-voting member)

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, but who were not also named executive officers, of the Company during the fiscal year ended September 30, 2018.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Cecile A. Blau	$10,650	—	—	$3,676	$24	$14,350
John E. Colin	14,200	—	—	1,807	399	16,406
Frank N. Czeschin	15,275	—	—	—	—	15,275
Samuel E. Eckart	8,725	—	—	4,578	—	13,303
L. Chris Fordyce	9,275	—	—	428	—	9,703
Michael F. Ludden	15,825	—	—	9,141	—	24,966
Pamela Bennett-Martin	14,175	—	—	—	71	14,246
Martin A. Padgett	12,000	—	—	553	269	12,822
Douglas A. York	16,375	—	—	—	118	16,493

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees currently paid to our non-employee Bank directors and our Company directors for their service on the Boards of the Company and the Bank for their service.

Board of Directors of First Savings Bank:
Annual Retainer – Directors	$15,300
Annual Retainer – Chairperson	21,850
Annual Retainer – Vice-Chairperson	19,650

Board of Directors of First Savings Financial Group:
Annual Retainer – Directors, Vice Chairperson and Chairperson	$8,725
Annual Retainer – Committees:
Audit Committee Members (except Chairperson)	3,275
Audit Committee Chairperson	7,650
Compensation Committee Members (except Chairperson)	3,275
Compensation Committee Chairperson	5,450
Nominating/Corporate Governance Committee Members (except Chairperson)	550
Nominating/Corporate Governance Committee Chairperson	1,925

Directors’ Deferred Compensation Agreements. The Company and the Bank maintain deferred compensation agreements with some of their non-employee directors. Under the agreements, each director may defer the receipt of board and/or committee fees to a future date, generally until the director’s retirement or termination of service. Under the agreements, the Company and the Bank credit the deferred compensation amounts quarterly with interest at an annual rate equal to the prime rate for the immediately preceding calendar quarter plus 2%, but never more than 8%. Subject to certain elections available to each director, deferred compensation amounts are distributable in a single lump sum or over a period of 120 months, typically commencing at normal retirement, termination of service, disability or death.

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STOCK OWNERSHIP

The following table provides information as of December 31, 2018, about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Financial Opportunity Fund LLC FJ Capital Management LLC Martin S. Friedman Andrew Jose 1313 Dolley Madison Blvd., Suite 306 McLean, VA 22101	207,129	(2)	8.99%

First Savings Bank Employee Stock Ownership Plan 501 East Lewis & Clark Parkway Clarksville, IN 47129	151,109		6.56

Larry W. Myers 501 East Lewis & Clark Parkway Clarksville, IN 47129	139,675	(3)	6.03

First Savings Bank Profit Sharing/401(k) Plan 501 East Lewis & Clark Parkway Clarksville, IN 47129	138,377		6.01

Wedbush Opportunity Capital, LLC Wedbush Opportunity Partners, LP 1000 Wilshire Blvd Los Angeles, CA 90017	130,637	(4)	5.67

(1)	Based on 2,304,310 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2018.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017.
(3)	Includes 27,073 shares held in Mr. Myers’ spouse’s individual retirement account, 60,667 shares held under the 401(k) Plan, 9,998 shares allocated under the ESOP, 2,220 shares held through unvested stock awards and 13,568 shares held subject to exercisable stock options.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2016.

The following table provides information as of December 31, 2018, about the shares of Company common stock that may be considered beneficially owned by each nominee for director, by each director continuing in office, by the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged any of his or her shares.

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Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Directors:
Cecile A. Blau	18,327	(2)	*
John E. Colin	4,005	(3)	*
Frank N. Czeschin	7,480	(4)	*
Samuel E. Eckart	14,338	(5)	*
L. Chris Fordyce	12,914	(6)	*
John P. Lawson, Jr.	37,168	(7)	1.61
Michael F. Ludden	49,041	(8)	2.12
Pamela Bennett-Martin	8,098	(9)	*
Larry W. Myers	139,675	(10)	6.03
Martin A. Padgett	1,581	(11)	*
Douglas A. York	41,011	(12)	1.78

Executive Officers Who Are Not Company Directors:
Anthony A. Schoen	62,150	(13)	2.67
Scott P. Carr	2,295	(14)	*
Jacqueline R. Journell	15,145	(15)	*

All Directors and Executive Officers as a Group (14 persons)	413,228	(16)	17.30

*	Represents less than 1% of the Company’s outstanding shares.

(1)	Based on 2,304,310 shares of the Company’s common stock outstanding and entitled to vote as of December 31, 2018.
(2)	Includes 30 shares held through unvested stock awards and 3,172 shares subject to exercisable stock options.
(3)	Includes 507 shares held through unvested stock awards and 1,160 shares subject to exercisable stock options.
(4)	Includes 1,000 shares held in an individual retirement account and 4,686 shares subject to exercisable stock options.
(5)	Includes 1,373 shares held in an individual retirement account.
(6)	Includes 4,486 shares subject to exercisable stock options.
(7)	Includes 7,509 shares held under the 401(k) Plan, 7,719 shares allocated under the ESOP, 600 shares held through unvested stock awards and 9,658 shares subject to exercisable stock options.
(8)	Includes 10,000 shares held by Mr. Ludden’s spouse and 13,658 shares subject to exercisable stock options.
(9)	Includes 90 shares held through unvested stock awards and 100 shares subject to exercisable stock options.
(10)	Includes 27,073 shares held in Mr. Myers’ spouse’s individual retirement account, 60,667 shares held under the 401(k) Plan, 9,998 shares allocated under the ESOP, 2,220 shares held through unvested stock awards and 13,568 shares subject to exercisable stock options.
(11)	Includes 342 shares held through unvested stock.
(12)	Includes 20,000 shares with respect to which Mr. York disclaims beneficial ownership which are held by a limited liability company with which Mr. York is affiliated, 150 shares held through unvested stock awards and 5,172 shares subject to exercisable stock options.
(13)	Includes 11,250 shares held under the 401(k) Plan, 5,624 shares allocated under the ESOP, 1,410 shares held through unvested stock awards and 22,478 shares subject to exercisable stock options, of which 12,223 shares are pledged as collateral for a loan.
(14)	Includes 221 shares held under the 401(k) Plan, 600 shares held through unvested stock awards and 1,200 shares subject to exercisable stock options.
(15)	Includes 2,955 shares allocated under the ESOP, 800 shares held through unvested stock awards and 5,190 shares subject to exercisable stock options.
(16)	Includes 87,528 shares subject to exercisable stock options.

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BUSINESS ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board currently consists of eleven members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. All the nominees for director and all the directors continuing in office currently serve as directors of the Company and the Bank, except for Frank N. Czeschin who serves as a director of the Company only.

The term of Cecile A. Blau expires at the annual meeting. She will retire from the Board upon the expiration of her term because she has reached the mandatory retirement age provided for in the Company’s Bylaws. The Board has nominated Steven R. Stemler to fill the vacancy that will be created by her retirement.

The four nominees for election, each to serve for a three-year term or until his successor has been duly elected and qualified, are Douglas A. York, CPA, John P. Lawson, Jr., Frank N. Czeschin and Steven R. Stemler.

Unless you indicate that your shares should not be voted for one or more nominee(s), the Board intends to vote the proxies solicited by it in favor of the election of all the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board. At this time, we know of no reason why any nominee might be unable to serve.

The Board unanimously recommends that shareholders vote “FOR” all the nominees.

Information regarding the nominees for election at the annual meeting and the directors continuing in office is provided below. Unless otherwise stated, he or she has held his or her current occupation for at least the last five years. The indicated age is his or her age as of September 30, 2018.

Board Nominees for Terms Expiring in 2022

Douglas A. York, CPA is President of Rodefer Moss & Co, PLLC, a public accounting firm. Age 56. Director since 2008.

Mr. York is an experienced certified public accountant practicing primarily within the region in which the Company conducts its business and whose financial background qualifies him as the Audit Committee’s financial expert. In addition, he possesses substantial management experience as the President of Roderfer Moss & Co., PLLC, a regional CPA firm.

John P. Lawson, Jr. is the Chief Operating Officer of the Company and Bank. He joined the Bank in 1988. Age 61. Director since 2008 and director of the Bank since 2006.

Mr. Lawson’s thirty years of experience in the management of the Bank provides the Board valuable insight regarding the business and operations of the Company and Bank. Before his affiliation with the Bank, he developed financial expertise as a financial planner. His knowledge of the Company and Bank’s history and business operations position him well for continued service as a director and as Chief Operating Officer of the Company and Bank.

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Frank N. Czeschin is President of Indiana Utilities Corporation, a natural gas distributor. He is a former director of Community First Bank. Age 57. Director since 2009.

Mr. Czeschin’s management experience in the ownership of a local utility company that operates in the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment. In addition to his service as a director of the Company, he served ten years as a director of Community First Bank.

Steven R. Stemler is the President and Chief Executive Officer of The Stemler Corporation, a mechanical contractor. He is a former director of the Your Community Bankshares, Inc., as well as, a former member of the Indiana House of Representatives. Age 58.

Mr. Stemler’s combination of private and public financial experience, along with his extensive knowledge of the regional economy, local customer base and the workings of state government, uniquely position him to strengthen the Board’s collective skills and experience.

Directors Continuing in Office with Terms Expiring in 2020

L. Chris Fordyce is a family-farm operator in Washington County, Indiana. He is a former director of Community First Bank. Age 63. Director since 2017 and director of the Bank since 2009.

Mr. Fordyce's activities in the Washington County communities and experience in agriculture in the region in which the Company conducts its business provides the Board with insight regarding the local agricultural environment. In addition to his service as a director of the Company and the Bank, he served four years as a director of Community First Bank.

Michael F. Ludden serves as Vice-Chairman of the Board and of the Board of Directors of the Bank. He previously served as Chairman of the Board and of the Board of Directors of the Bank until February 2017. Mr. Ludden is President and Chief Executive Officer of L. Thorn Company, Inc., a construction materials distributor. Age 69. Director since 2008 and director of the Bank since 1992.

Mr. Ludden provides the Board with significant marketing and operational knowledge through his experience as president of a construction material supply business. In addition, he has considerable experience in executive management from having served as Chairman and Vice-Chairman of the Board and of the Board of Directors of the Bank.

Larry W. Myers is the President and Chief Executive Officer of the Company and Bank. He joined the Bank in 2005 and previously served as Chief Operations Officer of the Bank. Before joining the Bank, he served as an Area President of National City Bank in southern Indiana. Age 60. Director since 2008 and director of the Bank since 2005.

Mr. Myers’ thirty- six years of experience in the local banking industry and involvement in business and civic organizations within the region in which the Company conducts its business affords the Board valuable insight regarding business initiatives and operations of the Company and Bank. His knowledge of the Company’s and Bank’s business, combined with his tenure and strategic vision, position him well for continued service as a director, and as President and Chief Executive Officer of the Company and Bank.

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Directors Continuing in Office with Terms Expiring in 2021

Pamela Bennett-Martin is the President and co-owner of Bennett & Bennett Insurance, Inc., an insurance agency. She is a former director of Community First Bank. Age 60. Director since 2009.

Ms. Bennett-Martin’s experience in the ownership and operation of a local insurance company, plus providing insurance and financial-related services in the region in which the Company conducts its business, provides the Board with valuable insight regarding the local business and consumer environment and valuable strategic positioning for financial services development. In addition to her service as a director of the Company and the Bank, she served ten years as a director of Community First Bank.

Martin A. Padgett is the Chief Executive Officer of Clark Memorial Hospital. Age 53. Director since 2017 and director of the Bank since 2015.

Mr. Padgett is a former certified public accountant that has more than twenty-seven years of experience in healthcare finance and administration, most recently at a hospital located within the region in which the Company conducts its business. His significant business experience in healthcare, finance, accounting and executive leadership provides the Board with unique insights into the healthcare industry and the regional economic environment; enhances the Board's expertise in financial analytics; and qualifies him as a financial expert servicing on the Audit Committee.

John E. Colin serves as Chairman of the Board and of the Board of Directors of the Bank, positions held since February 2017. Mr. Colin is a partner in the law firm of Simpson, Thompson & Colin, LLC. Age 48. Director since 2013 and director of the Bank since 2011.

Mr. Colin’s experience as a lawyer practicing within the region in which the Company conducts its business affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the unique skills needed to guide the Company, the Bank and their management effectively.

Samuel E. Eckart formerly served as Executive Vice President of the Company and Area President of the Bank until his retirement effective December 31, 2016. Before joining the Bank, he served as President and Chief Executive Officer and a director of Community First Bank. Age 68. Director since 2009.

Mr. Eckart’s forty-six years of experience in the local banking industry, including fifteen years as a director of Community First Bank, provides the Company and Bank with organizational, operational and market knowledge. In addition, as an active member of the community, he currently holds various positions in numerous local charitable and civic organizations. His knowledge of the Company’s and the Bank’s business position him well for continued service as a director.

Executive Officers who are not Directors

Set forth below is information regarding our executive officers who are not directors of the Company. They have held their current position for at least the last five years, unless otherwise stated. The age presented is as of September 30, 2018.

Anthony A. Schoen, CPA is the Chief Financial Officer of the Company and Bank. He joined the Bank in 2007 and previously served as Assistant Controller of the Bank. Before joining the Bank, he was a manager with Monroe Shine & Co., Inc. Director of the Bank since 2017. Age 41.

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Jacqueline R. Journell is the Chief Accounting Officer of the Company and Bank. She joined the Bank in 2009 and previously served as Controller of the Bank. Before joining the Bank, she was the Chief Financial Officer with Community First Bank. Age 51.

Scott P. Carr is the Chief Risk Officer of the Company and Bank. He joined the Bank in 2016. Before joining the Bank, he was the Chief Risk Officer with Your Community Bank. Age 43.

Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Monroe Shine & Co., Inc. served as our independent registered public accounting firm for the 2018 fiscal year. The Audit Committee has appointed Monroe Shine & Co., Inc. to serve as the independent registered public accounting firm for the 2019 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee may consider other independent registered public accounting firms.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. to serve as the independent registered public accounting firm for the 2019 fiscal year.

Audit Fees. The following table sets forth the fees billed to the Company and the Bank by Monroe Shine & Co., Inc. for the fiscal years ended September 30, 2018 and 2017:

	2018	2017
Audit fees (1)	$155,400	$146,600
Audit-related fees (2)	36,615	37,900
Tax fees (3)	48,815	31,200
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements, integrated audit of internal controls over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and review of interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters and consents, and assistance with review of documents filed with the SEC.
(2)	Includes fees for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards, and due diligence and regulatory filings related to mergers or acquisitions.
(3)	Includes fees for tax compliance services, including preparation of federal and state income tax returns, preparation of personal property tax returns, preparation of information returns such as Forms 5500, and tax payment and planning advice.

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Policy Regarding Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member(s) to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended September 30, 2018, all audit-related fees, tax fees, and all other fees set forth in the table above were approved by the Audit Committee.

Item 3 – Advisory (Non-Binding) Vote on Approval of Compensation of Named Executive Officers

The federal securities laws require the Company to hold a non-binding shareholder advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies through a vote on the following resolution:

“Resolved, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” approval of the compensation of the Company’s named executive officers.

The federal securities laws also require the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers. At the 2017 annual meeting, the Board recommended, and the Company shareholders voted in favor of, an annual advisory vote on the compensation of the named executive officers. The next shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2023 annual meeting.

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EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the principal executive officer and the two most highly-compensated executive officers (other than the principal executive officer) of First Savings Financial Group or its subsidiaries whose total compensation earned for the fiscal year ended September 30, 2018, exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation (1)	Total
Larry W. Myers	2018	$268,523	$282,142	$—	$—	$37,229	$587,894
President & Chief Executive Officer	2017	260,742	223,349	148,333	68,043	36,780	737,247

John P. Lawson, Jr.	2018	$178,227	$121,334	$—	$—	$35,585	$335,145
Chief Operating Officer	2017	173,242	102,157	40,090	—	33,388	348,877

Anthony A. Schoen	2018	$170,727	$170,436	$—	$—	$21,889	$363,052
Chief Financial Officer	2017	165,827	141,209	94,212	43,217	16,287	460,751

(1)	The amounts reported in the “All Other Compensation” column for 2018 are detailed in the table below. Perquisites, which did not exceed $10,000 in the aggregate for each named executive officer, are excluded from the amounts presented:

	Mr. Myers	Mr. Lawson	Mr. Schoen
Employer 401(k) Plan matching contributions	$13,819	$13,703	$13,701
Fair market value of ESOP allocations	1,190	1,185	1,181
Economic benefit of employer-paid premiums for split-dollar life insurance agreements and group term life insurance	4,731	4,746	782
Director fees	8,725	8,725	—
Economic benefit of employer-provided vehicle	6,840	6,705	5,003

Employment Agreements. Messrs. Myers, Lawson and Schoen (each an “executive” and, collectively, the “executives”) have each entered into employment agreements with the Company and the Bank. As of September 30, 2018, the employment agreements have terms of three years and expire on October 7, 2020. The employment agreements provide that the Company and the Bank may extend the term of the employment agreements, following a review of an executive’s performance, for an additional year so that the remaining term of the agreements is again three years. The current base salaries as of September 30, 2018 under the employment agreements are $272,000, $180,400 and $172,900 for Messrs. Myers, Lawson and Schoen, respectively. The agreements also provide for participation in employee benefit plans and programs we maintain for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits, as described in the agreements. Following termination of employment, except in connection with a change in control, the executives must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

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Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan. The Bank sponsors a supplemental executive retirement plan which provides restorative payments to participants who are prohibited from receiving the full benefits contemplated under the ESOP due to certain Internal Revenue Code limitations. In addition to providing for benefits lost under the tax-qualified plan resulting from limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to the designated individuals upon a change of control before the complete scheduled repayment of any loan used by the ESOP to purchase stock of the Company. Currently, the ESOP has no such indebtedness. Messrs. Myers and Lawson participate in the plan. The Board may also designate other officers as participants in the future.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of September 30, 2018, concerning unexercised options and unvested stock awards for each named executive officer.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Larry W. Myers	16,128	—	$13.25	5/18/2020	2,960	$202,109
	2,220	8,880	40.09	11/21/2026

John P. Lawson, Jr.	9,658	—	13.25	5/18/2020	800	54,624

Anthony A. Schoen	19,658	—	13.25	5/18/2020	1,880	128,366
	1,410	5,640	40.09	11/21/2026

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination Without Good Reason. If we terminate the employment of Messrs. Myers, Lawson or Schoen for cause, or if an executive terminates employment without good reason, under the terms of the employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits, subject to the terms of any applicable plan or agreement under which we provide those benefits. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Voluntary Termination with Good Reason and Termination Without Cause. If we terminate an executive for reasons other than cause, or if either executive resigns after the occurrence of specified circumstances that constitute constructive termination (i.e., for “good reason”), the executive will receive his base salary for the remaining unexpired term of the employment agreement, paid in a single lump sum within ten days of his termination. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) his return to employment with the Company, the Bank or another employer; (2) his attainment of age 65; (3) his death; or (4) the end of the remaining term of the employment agreement. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

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Payments Made Upon Disability. Under the employment agreements, during any incapacity leading up to the termination of the executive’s employment due to disability, we will continue to pay the executive’s base salary, benefits (other than bonus) and perquisites until the executive becomes eligible for benefits under our disability plan. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executive in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Death. Under the employment agreements, following an executive’s death, we will pay the executive’s estate the compensation due to the executive through the end of the month in which his death occurs. In addition, all vested benefits credited under the supplemental executive retirement plan will be distributed to the executive’s estate in a lump sum as soon as practicable following the executive’s death.

Payments Made Upon a Change in Control. Under the employment agreements, if, in connection with or following a change in control (as described in the agreements), we, or our successor, terminate the executive without cause or if the executive terminates employment voluntarily under specified circumstances that constitute good reason, the executive will receive a lump sum payment equal to three times his average annual taxable compensation for the five taxable years preceding the change in control. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) the date he returns to employment with the Company, the Bank or another employer; (2) his attainment of age 65; (3) his death; or (4) the end of the remaining term of the employment agreement.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports the Company has received and written representations provided to it from the individuals required to file the Section 16(a) reports, the Company believes that each individual who, at any time during the fiscal year ended September 30, 2018, served as an executive officer or director of the Company has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended September 30, 2018, except as follows: Maury Young inadvertently failed to file a timely Form 3 and a timely Form 4 to report a grant of stock options and an award of restricted stock; and Marie Haley inadvertently failed to file a timely Form 4 to report a purchase of shares of Company common stock by her spouse.

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Transactions with Related Persons

Loans and Extensions of Credit. The federal securities laws generally prohibit the Company from extending credit to its executive officers and directors. However, there is a specific exemption for loans made by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not sponsor such a program.

According to the Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and Company policy, the Board reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by the Bank to its executive officers, employees, and directors, and their related parties was $8.2 million at September 30, 2018. These loans were performing according to their original terms at September 30, 2018. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since October 1, 2017, there have been no transactions and there are no currently proposed transactions in which the Company or the Bank were or are to be a participant and the amount involved exceeds $120,000, and in which any of the Company’s executive officers and directors had or will have a direct or indirect material interest.

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SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than September 12, 2019. If next year’s annual meeting is held on a date that is more than 30 calendar days from February 19, 2020, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 60 days nor more than 90 days before the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board and/or individual directors. All communications from shareholders should be addressed to First Savings Financial Group, Inc., 501 East Lewis & Clark Parkway, Clarksville, IN 47129. Communications to the Board should be sent to the attention of John P. Lawson, Jr., Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the Chairman of the committee, with a copy to Cecile A. Blau, Chairperson of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

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Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by voting via the Internet or by telephone.

By Order of the Board of Directors,

John P. Lawson, Jr.
Corporate Secretary

Clarksville, Indiana

January 10, 2019

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FIRST SAVINGS FINANCIAL GROUP, INC. 501 EAST LEWIS & CLARK PARKWAY CLARKSVILLE, IN 47129 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMMON CLASS TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E53777-P15627 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST SAVINGS FINANCIAL GROUP, INC. The Board of Directors recommends you vote FOR ALL the following director nominees: Vote on Directors 1. To elect four directors to serve for a term of three years Nominees: 01) Douglas A. York 02) Frank N. Czeschin 03) John P. Lawson, Jr. 04) Steven R. Stemler For Withhold For All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Vote on Proposals The Board of Directors recommends you vote FOR the following proposals: 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2019. 3. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E53778-P15627 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 19, 2019 2:00 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints the of official proxy committee of First Savings Financial Group, Inc. (the "Company"), consisting of Michael F. Ludden, Pamela Bennett-Martin and Martin Padgett, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on February 19, 2019 at 2:00 p.m., local time, at the First Savings Bank Center, 702 North Shore Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR ALL" of the director nominees and "FOR" each of proposals 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. Continued and to be signed on reverse side

FIRST SAVINGS FINANCIAL GROUP, INC. 501 EAST LEWIS & CLARK PARKWAY CLARKSVILLE, IN 47129 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 12, 2019. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 12, 2019. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 12, 2019. 401(k) PLAN TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E53779-P15627 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST SAVINGS FINANCIAL GROUP, INC. The Board of Directors recommends you vote FOR ALL the following director nominees: Vote on Directors 1. To elect four directors to serve for a term of three years Nominees: 01) Douglas A. York 02) Frank N. Czeschin 03) John P. Lawson, Jr. 04) Steven R. Stemler For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3: 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2019. 3. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name appears hereon. Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E53780-P15627 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 19, 2019 2:00 PM The undersigned hereby directs Pentegra Trust Company ("401(k) Plan Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock credited to the undersigned in the First Savings Bank Employees' Savings & Profit Sharing Plan ("401(k) Plan") which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Shareholders to be held on February 19, 2019 at 2:00 p.m., local time, at the First Savings Bank Center, 702 North Shore Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof. The 401(k) Plan Trustee will vote as directed if the voting instructions are timely. The 401(k) Plan Trustee will vote all shares of Company common stock held in the 401(k) Plan for which no timely instructions are received as directed by the Company. Voting instructions are considered timely if they are received by February 12, 2019. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank. Continued and to be signed on reverse side

FIRST SAVINGS FINANCIAL GROUP, INC. 501 EAST LEWIS & CLARK PARKWAY CLARKSVILLE, IN 47129 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Instructions must be received by February 12, 2019. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call and then follow the instructions. Instructions must be received by February 12, 2019. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Instructions must be received by February 12, 2019. ESOP TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E53781-P15627 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST SAVINGS FINANCIAL GROUP, INC. The Board of Directors recommends you vote FOR ALL the following director nominees: Vote on Directors 1. To elect four directors to serve for a term of three years Nominees: 01) Douglas A. York 02) Frank N. Czeschin 03) John P. Lawson, Jr. 04) Steven R. Stemler For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3: 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2019. 3. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name appears hereon. Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E53782-P15627 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 19, 2019 2:00 PM The undersigned hereby directs First Bankers Trust Services, Inc. ("ESOP Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock allocated to the undersigned in the First Savings Bank Employee Stock Ownership Plan ("ESOP") which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Shareholders to be held on February 19, 2019 at 2:00 p.m., local time, at the First Savings Bank Center,702 North Shore Drive, Jeffersonville, Indiana, and at any adjournments or postponements thereof. In accordance with the terms of the ESOP, the ESOP Trustee will vote as directed if the voting instructions are timely. The ESOP Trustee will vote all unallocated shares of Company common stock and shares of Company common stock for which timely instructions were not received in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee received from other participants. Voting instructions will be considered timely if received by February 12, 2019. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank. Continued and to be signed on reverse side